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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1996

                          AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                            (State of Incorporation)

         33-82064                                         36-3792182
(Commission File Number)                      (IRS Employer Identification No.)

                       Oakmont Circle 1, 601 Oakmont Lane
                         Westmont, Illinois 60559-5549
              (Address of Principal Executive Officer) (Zip Code)

                                 (708) 953-6170
              (Registrant's telephone number, including Area Code)


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ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and Chemical Bank as Trustee. Pursuant to the Agreement, a new series of certificates (the "1995-A Certificates") representing interests in the AFG Receivables Trust, 1995-A, was created. The 1995-A Certificates consist of three classes: the 6.15% Asset Backed Certificates, Class A; the 6.45% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-82064, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated November 12, 1995, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On July 15, 1996, a distribution was made to the holders of the 1995-A Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

                                 EXHIBIT INDEX

                                                                Sequentially
    Exhibit No.              Description                        Numbered Page
    ----------               -----------                        -------------
        20            Settlement Statement of the Trust for         4
                      the period ended June 30, 1996
                      and the related distributions made on
                      July 15, 1996


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 24, 1996                   AFG RECEIVABLES CORPORATION



                                        By /s/ Thomas R. Blend
                                           ____________________________
                                           Vice President and
                                           Chief Accounting Officer